                                                             Exhibit 10.1

                                                          EXECUTION COPY

                        FOURTH AMENDMENT dated as of October 16, 2002 (this
                  "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of February 3, 1998, as amended and restated as of September 14, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TRITON PCS, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), TRITON PCS HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("Holdings"), the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as administrative agent (the "Administrative Agent") for the Lenders.

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

            WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing, on the terms and subject to the conditions set forth herein, to agree to such modifications as provided for in this Amendment.

            NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

            SECTION 2. Amendments to the Credit Agreement. (a) Amendment of
Section 1.01. The definition of "Permitted Investments" is hereby amended as follows:

            (i) the phrase "or allowing for liquidation at original par value at the option of the holder" is hereby inserted immediately following the phrase "in each case maturing" in clause (a) thereof; and

            (ii) the phrase "maturing, or subject to tender at the option of the holder thereof," is hereby replaced with the phrase "maturing, or subject to liquidation at original par value at the option of the holder thereof," in clause (e) thereof.

            (b) Amendment of Section 6.12(i). The table set forth in Section 6.12(i) is hereby amended and restated in its entirety as follows:

           "Fiscal Quarter Ending On                  Ratio
           -------------------------                  -----
            March 31, 2002                            9 to 1
            June 30, 2002                             7 to 1
            September 30, 2002                        6 to 1
            December 31, 2002                         3 to 1".
             and thereafter

            (c) Amendment of Section 6.12(j). The table set forth in Section 6.12(j) is hereby amended and restated in its entirety as follows:

           "Fiscal Quarter Ending On                  Ratio
           -------------------------                  -----
            March 31, 2002                            19.00 to 1
            June 30, 2002                             17.00 to 1
            September 30, 2002                        14.00 to 1
            December 31, 2002                         11.00 to 1
            March 31, 2003                             9.50 to 1
            June 30, 2003                              8.25 to 1
            September 30, 2003                         7.25 to 1
            December 31, 2003                          7.25 to 1
            March 31, 2004                             7.00 to 1
            June 30, 2004                              6.00 to 1
            September 30, 2004                         5.50 to 1
            December 31, 2004                          5.50 to 1
            March 31, 2005                             5.00 to 1
            June 30, 2005 and thereafter               4.50 to 1".

            (d) Amendment of Section 6.12(k). The table set forth in Section 6.12(k) is hereby amended and restated in its entirety as follows:

      "Date of Test Period                                 Ratio
      --------------------                                 -----
       September 30, 2002 - December 31, 2002             1.50 to 1
       March 31, 2003 - December 31, 2004                 1.75 to 1
       March 31, 2005 and thereafter                      2.00 to 1".

            SECTION 3. No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

            SECTION 4. Optional Reduction of Term Loan Commitments; Optional Prepayment. (a) Pursuant to the terms of Section 2.06(c) of the Credit Agreement, the Borrower hereby provides notice to the Administrative Agent of its election to reduce the Term Loan D Commitments in an aggregate principal amount of $10,000,000 and the Term Loan E Commitments in an aggregate principal amount of $10,000,000. The Administrative Agent and the Lenders, by execution of this Amendment, hereby waive the three Business Day notice requirement set forth in Section 2.06(c) of the Credit Agreement with respect to the Commitment reduction set forth in this Section 4(a), and such reduction will be deemed effective at such time as this Amendment becomes effective pursuant to Section 6 hereto.

            (b) Pursuant to the terms of Section 2.08(g) and 2.09(f) of the Credit Agreement, the Borrower hereby provides notice to the Administrative Agent of its election to prepay outstanding Term Borrowings under the Credit Agreement on the date of this Amendment in an aggregate principal amount of $30,000,000. With respect to the portion of the Term Loan B Borrowings that will be prepaid pursuant to this Section 4(b), the Borrower hereby elects to first prepay the Borrowings the Interest Period with respect to which ends on October 31, 2002. The Administrative Agent and the Lenders, by execution of this Amendment, hereby waive the three Business Day notice requirement set forth in

Section 2.08(g) and 2.09(f) of the Credit Agreement with respect to the prepayment set forth in this Section 4(b), and acknowledge that the notice of prepayment set forth in this Section 4(b) shall be deemed to satisfy the requirements of Section 2.08(g) and 2.09(f) with respect to such prepayment.

            SECTION 5. Representations and Warranties. Each of the Borrower and Holdings hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof:

            (a) No Default or Event of Default has occurred and is continuing.

            (b) The execution, delivery and performance by each of the Borrower and Holdings of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of the Borrower and Holdings, enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            (c) All representations and warranties of the Borrower and Holdings contained in the Credit Agreement (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date) are true and correct in all material respects as of the date hereof.

            SECTION 6. Effectiveness. This Amendment shall become effective only upon the satisfaction in full of the following conditions precedent:

            (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, Holdings and the Required Lenders;

            (b) The Borrower shall have paid all reasonable out-of-pocket expenses of the Administrative Agent subject to reimbursement or payment pursuant to Section 9.03 of the Credit Agreement or Section 7 hereof, in each case to the extent invoiced prior to the date of effectiveness hereof; and

            (c) The Borrower shall have prepaid outstanding Term Borrowings in an aggregate principal amount of $30,000,000.

            SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

            SECTION 8. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

            (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                    TRITON PCS, INC.,


                                    by /s/ Daniel E. Hopkins
                                      --------------------------
                                      Name:  Daniel E. Hopkins
                                      Title: Senior Vice President & Treasurer

                                    TRITON PCS HOLDINGS, INC.,


                                    by /s/ Daniel E. Hopkins
                                      --------------------------
                                      Name:  Daniel E. Hopkins
                                      Title: Senior Vice President & Treasurer

                                    JPMORGAN CHASE BANK,
                                    individually and as Administrative Agent,


                                    by  /s/ James Stone
                                      ---------------------------
                                      Name:  James Stone
                                      Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                FOURTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT

                 To Approve this Amendment:


                 Institution: Bank of Tokyo-Mitsubishi Trust Company

                       by   /s/ Charles Stewart
                          ----------------------------------
                          Name:  Charles Stewart
                          Title: Vice President

                 Institution: Bayerische Hypo-und Vereinsbank AG
                              NY Branch

                       by   /s/ Andrew B. Leon
                          ----------------------------------
                          Name:  Andrew B. Leon
                          Title: Director

                       by   /s/ Gillian D. Butchart
                          ----------------------------------
                          Name:  Gillian D. Butchart
                          Title: Associate Director


                 Institution: CIBC Inc.

                       by   /s/ Joan S. Griffin
                          ----------------------------------
                          Name:  Joan S. Griffin
                          Title: Executive Director, CIBC World
                                 Markets Corp., as agent


                 Institution:  CoBank, ACB

                       by   /s/ Christopher J. Mott
                          ----------------------------------
                          Name:  Christopher J. Mott
                          Title: Vice President

                 Institution: Cooperatieve Centrale Raiffeisen-
                              Boerenleen Bank B.A., "Rabobank
                              Nederland", New York Branch

                       by   /s/ Eric Hurshman
                          ----------------------------------
                          Name:  Eric Hurshman
                          Title: Executive Director

                       by   /s/ Edward J. Peyser
                          ----------------------------------
                          Name:  Edward J. Peyser
                          Title: Managing Director


                 Institution: Credit Lyonnais New York Branch

                       by   /s/ Douglas E. Roper
                          ----------------------------------
                          Name:  Douglas E. Roper
                          Title: First Vice President


                 Institution: Fortis Capital Corp.

                       by   /s/ Alan E. McLintock
                          ----------------------------------
                          Name:  Alan E. McLintock
                          Title: Managing Director

                       by   /s/ Colm Kelly
                          ----------------------------------
                          Name:  Colm Kelly
                          Title: Assistant Vice President


                 Institution: General Electric Capital Corporation

                       by   /s/ Molly S. Fergusson
                          ----------------------------------
                          Name:  Molly S. Fergusson
                          Title: Manager, Operations


                 Institution: IBM Credit Corporation

                       by   /s/ Thomas S. Curcio
                          ----------------------------------
                          Name:  Thomas S. Curcio
                          Title: Manager of Credit

                 Institution: Lehman Commercial Paper Inc.

                       by   /s/ G. Robert Berzins
                          ----------------------------------
                          Name:  G. Robert Berzins
                          Title: Authorized Signatory


                 Institution: Morgan Stanley Senior Funding

                       by   /s/ Jaap L. Tonckens
                          ----------------------------------
                          Name:  Jaap L. Tonckens
                          Title: Vice President


                 Institution: Natexis Banques Populaires

                       by   /s/ Michael T. Pellerito
                          ----------------------------------
                          Name:  Michael T. Pellerito
                          Title: Vice President

                       by   /s/ Cynthia E. Sachs
                          ----------------------------------
                          Name:  Cynthia E. Sachs
                          Title: VP, Group Manager


                 Institution: National City Bank

                       by   /s/ Michael Bienville Grimes
                          ----------------------------------
                          Name:  Michael Bienville Grimes
                          Title: Senior Vice President


                 Institution: NIB Capital Bank N.V.

                       by   /s/ N. Kroon
                          ----------------------------------
                          Name:  N. Kroon
                          Title: Special Credits

                       by   /s/ Henry J. Th. Spanjaard
                          ----------------------------------
                          Name:  Henry J. Th. Spanjaard
                          Title: Head Special Credits

                 Institution: Nordea Bank Finland PLC

                       by   /s/ Charles J. Lansdown
                          ----------------------------------
                          Name:  Charles J. Lansdown
                          Title: Senior Vice President

                       by   /s/ Joseph A. Ciccolini
                          ----------------------------------
                          Name:  Joseph A. Ciccolini
                          Title: Vice President


                 Institution: PB Capital

                       by   /s/ Christopher J. Ruzzi
                          ----------------------------------
                          Name:  Christopher J. Ruzzi
                          Title: Vice President

                       by   /s/ Tyler J. McCarthy
                          ----------------------------------
                          Name:  Tyler J. McCarthy
                          Title: Assistant Vice President


                 Institution: The Bank of Nova Scotia

                       by   /s/ Vincent I. Fitzgerald, Jr.
                          ----------------------------------
                          Name:  Vincent I. Fitzgerald, Jr.
                          Title: Authorized Signatory


                 Institution: Seneca Capital Management LLC

                       by   /s/ Sandra J. Monticelli
                          ----------------------------------
                          Name:  Sandra J. Monticelli
                          Title: Seneca Capital Management as
                                 Portfolio Manager for Seneca
                                 CBO III, Limited


                 Institution: Seneca Capital Management LLC

                       by   /s/ Sandra J. Monticelli
                          ----------------------------------
                          Name:  Sandra J. Monticelli
                          Title: Seneca Capital Management
                                 Portfolio Manager for Seneca
                                 CBO IV, Limited

                 Institution: SunTrust Bank

                       by   /s/ J. Eric Millham
                          ----------------------------------
                          Name:  J. Eric Millham
                          Title: Director


                 Institution: U.S. Bank National Association

                       by   /s/ Thomas G. Gunder
                          ----------------------------------
                          Name:  Thomas G. Gunder
                          Title: Vice President


                 Institution: Wachovia Bank N.A. f/k/a First Union Bank

                       by   /s/ Mark L. Cook
                          ----------------------------------
                          Name:  Mark L. Cook
                          Title: Director